Fair value measurements	12 Months Ended
Dec. 31, 2016
Fair value measurements [Abstract]
Fair value measurements:
18.      Fair value measurements:
The guidance for fair value measurements applies to all assets and liabilities that are being measured and reported on a fair value basis.  This guidance enables the reader of the financial statements to assess the inputs used to develop those measurements by establishing a hierarchy for ranking the quality and reliability of the information used to determine fair values.  The same guidance requires that assets and liabilities carried at fair value should be classified and disclosed in one of the following three categories based on the inputs used to determine its fair value:
Level 1: Quoted market prices in active markets for identical assets or liabilities;
Level 2: Observable market based inputs or unobservable inputs that are corroborated by market data;
Level 3: Unobservable inputs that are not corroborated by market data.
In addition, ASC 815, “Derivatives and Hedging” requires companies to recognize all derivative instruments as either assets or liabilities at fair value in the statement of financial position.
Fair value on a recurring basis:
Interest rate swaps:
The Company enters into interest rate derivative contracts to manage interest costs and risk associated with changing interest rates with respect to its variable interest loans and credit facilities.
In June 2013, the Company entered into two interest rate swap agreements with Credit Agricole Corporate and Investment Bank (the “Credit Agricole Swaps”) to fix forward its floating interest rate liabilities under the two tranches of the Credit Agricole $70,000 Facility (Note 8c).  The Credit Agricole Swaps were based on an amortizing notional amount beginning from $26,840 and $28,628, for the Star Borealis and Star Polaris tranches, respectively, of the Credit Agricole $70,000 Facility.  The Credit Agricole Swaps were effective by November and August 2014, respectively, and mature in August and November 2018.  Under the terms of the Credit Agricole Swaps, the Company pays on a quarterly basis a fixed rate of 1.705% and 1.720% per annum, respectively, while receiving a variable amount equal to the three month LIBOR, both applied on the notional amount of the swaps outstanding at each settlement date.  As of December 31, 2016, the notional amount of these swaps was $22,956 and $24,131, for the vessel Star Borealis and the vessel Star Polaris, respectively.
In addition, on April 28, 2014, the Company entered into two interest rate swap agreements (the “HSH Swaps”) to fix forward 50% of its floating interest rate liabilities for the HSH Nordbank $35,000 Facility (Note 8f).  The HSH Swaps came into effect in September 2014 and mature in September 2018.  Under the terms of the HSH Swaps, the Company is paying on a quarterly basis a fixed rate of 1.765% per annum, while receiving a variable amount equal to the three month LIBOR, both applied on the notional amount of the swaps outstanding at each settlement date.  As of December 31, 2016, the notional amount of these swaps was $14,177.
Up to August 31, 2014, because the Credit Agricole Swaps and the HSH Swaps were not designated as accounting hedges, changes in their fair value at each reporting period up to that date, were reported in earnings under “Gain/ (Loss) on derivative financial instruments, net.”  On August 31, 2014 the Company designated the Credit Agricole Swaps and the HSH Swaps as cash flow hedges in accordance with ASC 815, “Derivatives and Hedging.”  Since that date, the effective portion of these cash flow hedges is reported in “Accumulated other comprehensive income / (loss)” while the ineffective portion of these cash flow hedges is reported under “Gain / (Loss) on derivative financial instruments, net.”
As part of the Merger, the Company acquired five swap agreements that Oceanbulk Shipping had entered during the third quarter of 2013 with Goldman Sachs Bank USA (the “Goldman Sachs Swaps”).  The Goldman Sachs Swaps were effective by October 2014 and mature in April 2018.  Under their terms, Oceanbulk Shipping makes quarterly payments to the counterparty at fixed rates ranging between 1.79% to 2.07% per annum, based on an aggregate notional amount beginning at $186,307 on July 1, 2015, increasing up to $461,264 on October 1, 2015, and then gradually decreasing through maturity.  The counterparty makes quarterly floating rate payments at three-month LIBOR to the Company based on the same notional amount.  Upon the completion of the Merger, on July 11, 2014, the Company re-designated the Goldman Sachs Swaps as cash flow hedges in accordance with ASC 815.  Accordingly, the effective portion of these cash flow hedges, from that date and until March 31, 2015 (see below), was reported in “Accumulated other comprehensive income / (loss)”, while the ineffective portion of these cash flow hedges was reported as gain under “Gain /(Loss) on derivative financial instruments, net”, in the statement of operations for the relevant period.  As of December 31, 2016 the notional amount of these swaps was $412,074.
Interest rate swaps:
Due to (i) changes in the timing of delivery of some of the Company's newbuilding vessels and, by extension, the timing of some of the forecasted transactions, (ii) changes in LIBOR curves, and (iii) the sale of some of the Company's vessels in 2015 whose loans had been designated as hedged items, the Company determined that the “highly effective” criterion of the hedging effectiveness test for the Goldman Sachs Swaps was not satisfied for the quarter ended June 30, 2015.  Consequently, the hedging relationship related to the Goldman Sachs Swaps no longer qualified for special hedge accounting, and as of April 1, 2015, the Company de-designated the cash flow hedge related to the Goldman Sachs Swaps.  As a result, changes in the fair value of these swaps since the date of de-designation, April 1, 2015, were reported in earnings under “Gain / (Loss) on derivative financial instruments, net.”  The amount already reported up to March 31, 2015 in “Accumulated other comprehensive income / (loss)” with respect to the corresponding swaps is  reclassified to earnings when the hedged forecasted transaction impacts the Company's earnings (i.e., when the hedged loan interest is incurred), except for amounts related to loans of sold or expected to be sold vessels which are being reclassified to earnings when sale is probable, since the forecasted transaction attributable to these vessels is no longer expected to occur.  The unamortized balance of “Accumulated other comprehensive income / (loss)” with respect to the corresponding swaps as of December 31, 2016 was $649.
The amount recognized in Other Comprehensive Income / (Loss) is derived from the effective portion of unrealized losses from cash flow hedges.
An amount of approximately ($354) is expected to be reclassified into earnings during the following 12-month period when realized.
In relation to the above interest rate swap agreements designated as cash flow hedges and in accordance with ASC 815 “Derivatives and Hedging - Timing and Probability of the Hedged Forecasted Transaction,” the management of the Company considered the creditworthiness of its counterparties and the expectations of the forecasted transactions and determined that no events have occurred that would make the forecasted transaction not probable.
Forward Freight Agreements:
During the year ended December 31, 2016, the Company entered into a certain number of FFAs on the Capesize, Panamax and Supramax indexes. The results of the Company's FFAs and the valuation of the Company's open position as at December 31, 2016 are presented in the tables below.

The amount of Gain/ (Loss) on derivative financial instruments, including forward freight agreements recognized in the accompanying consolidated statements of operations are analyzed as follows:
Consolidated Statement of Operations
	2014	2015	2016
Gain/(loss) on derivative instruments, net
Unrealized gain/(loss) from the Credit Agricole Swaps and the HSH Swaps before hedging designation (August 31, 2014)	$(799)	$-	$-
Unrealized gain/(loss) from the Goldman Sachs Swaps after de-designation of accounting hedging relationship (April 1, 2015)	-	3,443	2,974
Realized gain/(loss) from the Goldman Sachs Swaps after de-designation of accounting hedging relationship (April 1, 2015)	-	(4,918)	(5,048)
Write-off of unrealized loss related to forecasted transactions which are no longer considered probable reclassified from other comprehensive income/(loss)	-	(1,793)	(42)
Ineffective portion of cash flow hedges	-	-	-
Total Gain/(Loss) on derivative instruments, net	$(799)	$(3,268)	$(2,116)

Interest and finance costs
Reclassification adjustments of interest rate swap loss transferred to Interest and finance costs from Other comprehensive income/(loss)	(1,055)	(2,416)	(1,252)
Total Gain/(Loss) recognized	$(1,854)	$(5,684)	$(3,368)

Gain/(Loss) on forward freight agreements
Realized gain on forward freight agreements	-	-	370
Unrealized gain on forward freight agreements	-	-	41
Total Gain/(Loss) recognized	$-	$-	$411

The following table summarizes the valuation of the Company's financial instruments as of December 31, 2015 and 2016, based on Level 2 observable inputs of the fair value hierarchy.
	Significant Other Observable Inputs (Level 2)
	2015		2016
	(not designated as cash flow hedges)	(designated as cash flow hedges)	(not designated as cash flow hedges)	(designated as cash flow hedges)
ASSETS
Forward freight agreement - asset position	$-	-	$41	-
Total	$-	-	$41	-
LIABILITIES
Interest rate swaps - liability position (current and non-current)	$7,642	807	$2,908	437
Total	$7,642	807	$2,908	437

The carrying values of temporary cash investments, restricted cash, accounts receivable and accounts payable approximate their fair value due to the short-term nature of these financial instruments.  The fair value of long-term bank loans, bearing interest at variable interest rates, approximates their recorded values as of December 31, 2016.
The 8.00% 2019 Notes have a fixed rate, and their estimated fair value as of December 31, 2016, determined through Level 1 inputs of the fair value hierarchy (quoted price on NASDAQ under the ticker symbol SBLKL), is approximately $43,342.
Fair value on a nonrecurring basis
As a result of the decline in charter rates and vessel values during the previous years and because market expectations for future rates were low and vessel values were unlikely to increase to the high levels of 2008, the Company reviewed, in 2014, 2015 and 2016 the recoverability of the carrying amount of its vessels.
The Company's impairment analysis as of December 31, 2014, indicated that the carrying amount of the Company's vessels, was recoverable, and therefore, the Company concluded that no impairment charge, was necessary.
As further discussed in Note 5, the Company recognized an impairment loss of $321,978 for the year ended December 31, 2015, of which:
(i)      $17,815 relates to sold operating vessels that had been delivered to their purchasers as of December 31, 2015 or bareboat vessels that were reassigned to their owners during the year.  The carrying value of these vessels was written down to the fair value as determined by reference to their agreed sale (or reassignment) prices less costs of sale.
(ii)      $201,585 relates to sold operating vessels and newbuildings in 2015 or in early 2016 that had not been delivered to their purchasers as of December 31, 2015.  The carrying value of these vessels was written down to the fair value as determined by reference to their agreed sale prices less costs of sale.
 (iii)      $102,578 relates to certain other operating vessels and newbuildings. Pursuant to its impairment analysis as at December 31, 2015, the Company estimated that these operating vessels and newbuildings would have future undiscounted projected operating cash flows to be earned over their operating life less than their carrying value. In estimating the projected cash flows for these vessels, the Company took into consideration the possibility of their sale, to the extent that attractive sale prices are attainable.  The carrying value of these vessels was written down to the fair value as determined by reference to the vessel valuations of independent shipbrokers (as of mid to late December 2015).

The following table summarizes the valuation of these assets described under (ii) and (iii) above, measured at fair value on a non-recurring basis as of December 31, 2015.
Fair Value Measurements Using
Long-lived assets held and used	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3) Impairment loss	Impairment loss
Vessels, net	$ —	$ 259,775	$ —	$145,631
Advances for vessels under construction	—	36,152	—	158,532
TOTAL	$ —	$ 295,927	$ —	$ 304,163

As further disclosed in Note 5, during 2016 the Company recognized an impairment loss of $18,537 related to the sale of two operating vessels and the termination of two newbuilding contracts during the year. The carrying value of the sold vessels was written down to the fair value as determined by reference to their agreed sale prices less the costs of their sale (Level 2). In addition pursuant to the Company's impairment analysis for its entire fleet, as at December 31, 2016, using the same framework that was used in the previous years, which is discussed in Note 2(n), the Company recognized an additional impairment loss of $10,684. The carrying value of the respective vessels was written down to the fair value as determined by reference to the vessel valuations of independent shipbrokers (as of December 31, 2016).
The table following table summarizes the valuation of these assets measured at fair value on a non-recurring basis as of December 31, 2016:
Long-lived assets held and used	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3) Impairment loss	Impairment loss
Vessels, net	$ —	$ 12,700	$ —	$ 10,684
TOTAL	$ —	$ 12,700	$ —	$ 10,684

In addition, please refer to Note 1 for the fair value of assets acquired and liabilities assumed by the Company at the Merger and the Pappas Transaction on July 11, 2014, which was the acquisition date.